UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2015

Item 1. Report to Shareholders

Virginia Tax-Free Bond Fund	February 28, 2015

The views and opinions in this report were current as of February 28, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Virginia tax-free municipal bond prices rallied in the 12 months ended February 28, 2015, amid strong investor demand and a flattening yield curve. The Federal Reserve ended its asset purchase program in October 2014 on the back of improvements in the labor market and other aspects of the economy, and investors have shifted their focus to the timing of the Fed’s first rate hike. Yields on shorter-term U.S. Treasury securities climbed as investors anticipated the Fed’s policy tightening—possibly beginning as early as mid-2015—while longer-term Treasury yields defied market expectations and decreased. Lower-quality, longer-maturity revenue bonds outperformed higher-quality, short-maturity issues and general obligation (GO) debt, as investors continued to seek attractive yields in the ongoing low-rate environment. By focusing primarily on revenue bonds, the Virginia Tax-Free Bond Fund outperformed its benchmark in its fiscal year, and the fund’s longer-term relative performance records remained favorable.

ECONOMY AND INTEREST RATES

Data on the U.S. labor market and other aspects of the economy continued to improve during the reporting period, as the unemployment rate dropped to 5.5% as of February 2015 from 6.7% 12 months earlier. The federal government’s latest available estimate of gross domestic product growth for the fourth quarter of 2014 showed that the economy expanded at a respectable 2.2% annual rate. Although this represented a slowdown from the 5.0% third quarter 2014 growth pace, it was still far stronger than the 2.1% contraction in the first quarter of last year, which most economists attributed to severe winter weather. Inflation trends, meanwhile, remained benign. Plummeting oil prices in the second half of 2014 led to falling inflation rates—the consumer price index (CPI) declined 0.1% in the 12 months through January 2015, marking the first negative 12-month CPI reading since October 2009. However, core CPI, which excludes food and energy, rose 1.6% in the 12 months through January.

The Federal Reserve ended its large-scale asset purchases in October 2014, and investors’ attention since then has focused on when the central bank will make the initial increase in short-term lending rates. In her semiannual testimony before Congress in February, Fed Chair Janet Yellen said that the central bank will begin to evaluate an initial interest rate hike on a “meeting-by-meeting basis,” with policymakers basing their decision on the latest available economic data. While below-target inflation and global economic weakness could delay the Fed’s plans, central bank officials have repeatedly expressed their intent to begin tightening policy around midyear. However, we expect rate increases to occur at a measured pace and not necessarily at regular intervals. Absent a spike in Treasury yields, investor demand for tax-free income should continue to support municipal debt prices.

The difference between short- and long-term yields for both Treasuries and municipal debt decreased over the 12-month reporting period, flattening the yield curve for both asset classes amid benign inflation trends. In Treasuries, shorter-term yields climbed considerably, while yields on longer-term securities decreased even more significantly. For example, the yield on the 30-year Treasury “long bond” fell by 98 basis points in the reporting period. (One basis point equals 0.01 percentage points.) Municipal yields followed a similar pattern as yields climbed for shorter-term debt even as they decreased for long-maturity bonds. Money market yields remained anchored close to 0.00%. At the end of the reporting period, intermediate- and long-term municipal debt yielded more than comparable-maturity Treasuries, making them attractive as an alternative for taxable fixed income investors.

As an illustration of their relative attractiveness, on February 28, 2015, the 2.90% yield offered by a 30-year tax-free GO bond rated AAA was about 112% of the 2.60% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.12% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite very low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Demand outstripped supply in the municipal bond market for much of 2014 and provided a strong technical backdrop that helped support bond prices. Toward the end of the year, supply picked up as municipalities took advantage of declining interest rates that made refinancing more attractive. In 2014, total municipal bond issuance exceeded $330 billion, according to The Bond Buyer, which was approximately the same as full-year 2013 issuance. In the first two months of 2015, the volume of supply picked up significantly from comparable periods in previous years, with refundings rising significantly and new-money bonds seeing small increases. Inflows into the asset class were robust, with high yield and intermediate-term portfolios experiencing the most demand. The broad municipal bond market posted positive returns in every month in 2014 as well as in January 2015. However, that streak ended in February 2015, when elevated supply and a sell-off in Treasuries led to the first monthly loss for municipals since December 2013.

Municipal bond issuer fundamentals remain generally sound, as austerity-minded state and local government leaders have been conservative about adding to indebtedness since the financial crisis. According to data compiled by the Pew Charitable Trusts, total tax revenue collected by the 50 U.S. states has recovered from its steep decline following the financial crisis. However, while some states and localities have fared quite well, other states, such as Illinois, New Jersey, and Pennsylvania, are more challenged; Puerto Rico, a U.S. territory, is extremely challenged.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining very low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important clues about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics table) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1% rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank debt usually has a credit profile that is below investment quality, which means these securities have greater exposure to default risk. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification table) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Many states and cities, for example, are grappling with underfunded pensions and other post-employment benefits (OPEB) obligations. In contrast with the past, where the market has typically overlooked this long-term risk, we believe pension risks will become increasingly priced into the market over time. Part of our thinking is based on new reporting rules from the Governmental Accounting Standards Board that will bring more transparency to states’ funding gaps in the coming year. State and local municipalities will be required to report net liabilities directly on their balance sheets on a mark-to-market basis beginning in fiscal year 2015, as opposed to smoothing the value of plan assets over multiple years and relegating the number to financial statement footnotes.

Detroit and Puerto Rico are two municipal borrowers that have generated materially negative headlines at times over the last two years, but this had only a muted impact on the broad muni market in the reporting period. Market participants seemed to recognize that situations such as these are unique and that municipal bond market fundamentals were strong overall. In the case of Detroit, the U.S. Bankruptcy Court accepted the city’s plan to emerge from bankruptcy in November 2014. The plan calls for 74% and 34% recovery rates for Detroit’s unlimited tax and limited tax GO debt holders, respectively, while retiree pension benefits remain largely intact. Although Detroit GO debt only represents a small portion of the municipal bond market, we have longer-term concerns about the precedent of pension beneficiaries receiving more favorable treatment than bondholders in a bankruptcy. This reinforces our strong preference for single-project revenue bonds that are secured by specified revenue-generating assets or dedicated taxes and are more insulated from pension funding risks.

Meanwhile, Puerto Rico continued to struggle with its finances, and the territory’s economic outlook deteriorated. In June 2014, the territory enacted the Puerto Rico Public Corporations Debt Enforcement and Recovery Act (Recovery Act), which would have allowed Puerto Rico’s public corporations, including electric utility PREPA, to restructure their debt. However, at the end of the reporting period, a federal judge struck down the Recovery Act as unconstitutional and ruled that Puerto Rico’s public corporations may not use the Recovery Act to restructure their debt. As Puerto Rico’s governmental issuers are not eligible to restructure their debts under Chapter 9 of the federal bankruptcy code, any negotiated settlement with creditors promises to be a chaotic process. Moody’s has since downgraded the commonwealth’s GO bonds to Caa1 from B2, with a negative outlook for all of Puerto Rico’s governmental and public corporation debt. The commonwealth is now seeking an appeal of the ruling with arguments to be heard in May. We are closely following developments on the island as growing uncertainty and increasing pressure on the commonwealth’s GO debt could send ripples across the broader municipal market. We continue to have no direct exposure to Puerto Rico in the Virginia Tax-Free Fund. Events such as Detroit’s bankruptcy and the ongoing developments in Puerto Rico highlight the need for diligent credit research and careful bond selection.

In terms of sector performance, revenue bonds handily outperformed local and state GOs during the reporting period. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation bonds. Among revenue bonds, the hospital and industrial revenue segments were among the best-performing areas, as investors favored higher-yielding issues. Revenue debt in the special tax and leasing sectors also generated healthy returns but trailed the revenue bond leaders. In general, lower-quality municipal bonds outperformed higher-quality debt as higher yields attracted investors in the ongoing low-rate environment. Longer-maturity bonds also outperformed as the yield curve flattened over the reporting period.

Virginia Market News
Virginia’s economy remains solid, showing resiliency even as the commonwealth faced headwinds last year due to its economic linkages to the federal government. Virginia’s 4.8% unemployment rate in December was down from 5.2% a year earlier and was still well below the 5.6% national rate. Recent readings on demographic trends remain favorable. Virginia’s population has grown steadily, and Virginians remain relatively wealthy with per-capita personal income in 2013 ranking 10th among the states at 109% of the national average.

For the fiscal year that ended on June 30, 2014, general fund receipts slowed by $438 million, leaving revenues 2.6% below expectations. As this shortfall became evident, the commonwealth made adjustments to bring expenses into alignment. As a result, the commonwealth ended fiscal year 2014 with a breakeven bottom line. While Governor McAuliffe and Virginia’s General Assembly finalized the biennial budget for 2015–2016 on time, it did not adequately take the revenue shortfall into account. Governor McAuliffe reevaluated the budget, including reprioritizing goals and taking supplemental budgetary action to bring the budget back into balance. Through the first seven months of fiscal 2015, general fund revenues are up 5% versus the same period one year ago, above budget expectations of 3% growth.

Virginia enjoys a favorable reserve profile and ample internal liquidity, with $4.2 billion of primary liquidity as of January 31, 2015. Virginia’s Revenue Stabilization Fund held $931 million, or 5.1% of revenues, as of June 30, 2014 (the latest data available). The commonwealth’s fiscal position compares favorably with that of other states. State officials have been proactive in managing Virginia’s finances, and we continue to take comfort in their solid record of fiscal stewardship.

Virginia’s debt burden has grown but is still manageable. The commonwealth has $10.7 billion of total net tax-supported debt outstanding, ranking it in the top third among states when measured by debt per capita and debt relative to personal income, according to Moody’s. While Virginia does not face as dire a crisis in pension liabilities as some other states, we are concerned at the growth in the unfunded portion of its pension system. As of June 30, 2013 (the most recent data available), the Virginia Retirement System (VRS) was funded at 66% on an actuarial basis. The unfunded portion of VRS was high, at $27 billion as of June 30, 2013, and has been rising as the commonwealth set its statutory contribution below that recommended by its actuaries. Virginia’s unfunded liabilities associated with OPEB were modest in comparison with other states. The state’s credit ratings—AAA, with a stable outlook by all three major rating agencies—reflect its relatively favorable fiscal position, pension concerns notwithstanding.

PERFORMANCE AND PORTFOLIO STRATEGY

The Virginia Tax-Free Bond Fund returned 6.97% in the 12 months ended February 28, 2015, with 2.37% of those gains coming in the last six months. The fund outpaced its Lipper peer group average in both periods. The fund’s returns benefited from our emphasis on revenue bonds, our sector mix, and our curve strategy—or the mix of maturities held in portfolio. In addition, our zero exposure to Puerto Rico bonds enhanced our relative returns as Puerto Rico bond prices churned lower for the full fiscal year period. Our conservative interest rate positioning and higher credit quality bias reduced our relative returns slightly. (Based on cumulative total return, Lipper ranked the Virginia Tax-Free Bond Fund 8 of 35, 3 of 32, 3 of 30, and 2 of 23 funds in the Virginia municipal debt funds category for the 1-, 3-, 5-, and 10-year periods ended February 28, 2015, respectively. Past performance cannot guarantee future results.)

We have a long-held position that the longer end of the maturity spectrum of the municipal market represents the best value in the market, and many of our long-maturity holdings were our best performers over the past 12 months. More recently, however, low rates and the flattening of the curve to date have injected a bit more caution into our investment strategy. We have modestly tempered our enthusiasm for the longest-term securities, which are the most sensitive to changes in interest rates, and shifted our emphasis to bonds maturing in 15 to 20 years. The portfolio’s weighted average maturity dropped slightly to 16.2 years, while our duration was little changed. Late in the period, we added to our holdings in this part of the curve, including securities for Upper Occoquan Sewage Authority and Riverside Regional Jail Authority. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our sector mix, with heavy emphasis on transportation (predominantly, airports and toll roads) and health care (mostly hospitals), worked well for the portfolio over the past year. These sectors typically offer higher-than-average yields, and our holdings did very well as investors proved willing to take on additional credit risk in a continual search for yield. More generally, we continued our emphasis on revenue sectors, favoring the relative security of specific claims on revenues versus the generic pledges of taxing power associated with GOs. Revenue sectors also typically provide more yield.

We added modestly to our A rated holdings over the past year, as we continue to like this area of the quality spectrum for the premium yield it offers. On the higher-quality side, our allocation to prerefunded bonds ticked up slightly as overall low rates allowed issuers to advance refund a few of our seasoned holdings.

In contrast with the first half of our fiscal year, our zero exposure to Puerto Rico boosted relative returns over the past six months. We expect to maintain this position for the foreseeable future, even as we continue to evaluate Puerto Rico’s ability to repair its fiscal situation. As always, we will continue to focus on the best long-term prospects, whether Puerto Rico or elsewhere, led by our fundamental, research-driven investment process.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk.

In addition, while we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have some longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

History has shown that when negative headlines spark a broad muni sell-off, cheap valuations tend to be short-lived. Investors quickly return to take advantage of more attractive taxable equivalent yields and the opportunity to purchase high-quality securities at a discount. We believe this resilience will endure, but it is critical to possess the fundamental research prowess to avoid the deteriorating credits at the center of any storm. Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the Investment Advisory Committee

March 15, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the fund’s share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed rate bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
MUNICIPAL SECURITIES 99.8%		
VIRGINIA 89.1%		
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 4.625%, 1/1/32	3,500	3,568
Albemarle County Economic Dev. Auth., Westminster-Canterbury Blue Ridge, 5.00%, 1/1/42	2,950	3,078
Alexandria, 5.00%, 6/15/22 (Prerefunded 6/15/16) (1)	1,915	2,032
Alexandria, 5.00%, 6/15/23 (Prerefunded 6/15/16) (1)	2,915	3,093
Alexandria IDA, Episcopal High School, 4.00%, 1/1/25	400	447
Alexandria IDA, Episcopal High School, 4.00%, 1/1/26	415	459
Alexandria IDA, Episcopal High School, 4.00%, 1/1/30	265	285
Alexandria IDA, Episcopal High School, 4.00%, 1/1/35	1,500	1,582
Alexandria IDA, Episcopal High School, 4.50%, 1/1/33	3,610	3,885
Alexandria IDA, Episcopal High School, 4.75%, 1/1/36	1,450	1,579
Alexandria IDA, Episcopal High School, 5.00%, 1/1/40	2,920	3,210
Amelia County IDA, Waste Management, 0.625%, 4/1/27 (Tender 4/1/15) (2)	2,150	2,150
Arlington County, GO, 5.00%, 8/1/16	1,075	1,147
Arlington County IDA, Virginia Hosp. Center, 5.00%, 7/1/31	8,640	9,664
Bedford County Economic Dev. Auth., Public Fac. 5.25%, 5/1/31 (Prerefunded 5/1/16) (1)(3)	2,160	2,286
Botetourt County, Glebe, Residential Care, 6.00%, 7/1/44	3,000	3,047
Capital Region Airport Commission, 4.00%, 7/1/19	600	666
Capital Region Airport Commission, 4.00%, 7/1/20	1,160	1,296
Capital Region Airport Commission, 4.00%, 7/1/24	1,000	1,097
Capital Region Airport Commission, 4.25%, 7/1/21	500	569
Capital Region Airport Commission, 5.00%, 7/1/23	600	719
Charles County IDA, Waste Management, IDRB VR, 1.875%, 4/1/27 (2)	3,000	3,005
Chesapeake Bay Bridge & Tunnel Dist., 5.50%, 7/1/25 (3)	6,235	7,417
Chesapeake Toll Road, STEP, 0.00%, 7/15/40	3,875	2,602
Chesterfield County, Public Improvement, GO, 5.00%, 1/1/25	3,750	4,154

Chesterfield County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/42 (4)	7,290	8,114
Chesterfield County Economic Dev. Auth., Virginia Electric & Power, PCR, 5.00%, 5/1/23	4,930	5,674
Fairfax County, Public Improvement, Series A1, GO 5.00%, 4/1/15	3,000	3,014
Fairfax County, Public Improvement, Series A2, GO 5.00%, 4/1/15	1,500	1,507
Fairfax County Economic Dev. Auth., Goodwin House 5.00%, 10/1/22	4,000	4,282
Fairfax County Economic Dev. Auth., Goodwin House 5.125%, 10/1/37	8,250	8,559
Fairfax County Economic Dev. Auth., Joint Public Use 5.00%, 5/15/25 (Prerefunded 5/15/16) (1)	6,100	6,449
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/29	1,390	1,593
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/30	1,815	2,074
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/31	2,855	3,239
Fairfax County Economic Dev. Auth., Silver Line Phase I 5.00%, 4/1/36	12,650	14,189
Fairfax County Economic Dev. Auth., Special Project Route 28 4.50%, 4/1/36	4,550	4,742
Fairfax County Economic Dev. Auth., Vinson Hall 5.00%, 12/1/47	4,000	4,055
Fairfax County IDA, Inova Health, 5.00%, 5/15/25	2,750	3,151
Fairfax County IDA, Inova Health, 5.00%, 5/15/28	3,000	3,443
Fairfax County IDA, Inova Health, 5.00%, 5/15/40	20,965	23,565
Fairfax County IDA, Inova Health, 5.50%, 5/15/35	8,725	9,961
Fairfax County Redev. & Housing Auth., 5.00%, 10/1/39	3,515	3,816
Fairfax County Water Auth., 4.00%, 4/1/29	3,925	4,180
Fairfax County Water Auth., 5.80%, 1/1/16 (5)	810	844

Fauquier County IDA, Fauquier Hosp., 5.00%, 10/1/27 (Prerefunded 10/1/17) (1)	400	445
Fauquier County IDA, Fauquier Hosp., Series A 5.25%, 10/1/37 (Prerefunded 10/1/17) (1)	195	218
Fauquier County IDA, Fauquier Hosp., Series B 5.25%, 10/1/37 (Prerefunded 10/1/17) (1)	2,670	2,987
Fredericksburg, GO, 4.75%, 7/15/37	7,790	8,491
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.00%, 6/15/29	1,600	1,774
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.00%, 6/15/33	1,250	1,374
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/19	2,875	3,211
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/21	2,345	2,668
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/23	2,600	2,977
Giles County IDA, Hoechst Celanese, PCR, 5.95%, 12/1/25 (2)	1,610	1,614
Giles County IDA, Hoechst Celanese, PCR, 6.45%, 5/1/26 (2)	4,485	4,500
Greater Richmond Convention Center, 5.00%, 6/15/24 (Prerefunded 6/15/15) (1)(3)	4,795	4,863
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/15 (3)(5)	500	507
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/20 (Prerefunded 6/15/15) (1)(3)	1,825	1,851
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/23 (Prerefunded 6/15/15) (1)(3)	2,000	2,028
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/29 (6)	1,350	1,581
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/30 (Prerefunded 6/15/15) (1)(3)	5,000	5,064
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/30 (6)	1,500	1,747
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/32 (6)	1,830	2,114

Hampton Roads Sanitation Dist., Wastewater 5.00%, 4/1/26 (Prerefunded 4/1/18) (1)	3,000	3,382
Hampton Roads Sanitation Dist., Wastewater 5.00%, 4/1/28 (Prerefunded 4/1/18) (1)	6,000	6,764
Hampton Roads Sanitation Dist., Wastewater 5.00%, 11/1/34	3,300	3,788
Hanover County Economic Dev. Auth., Covenant Woods Retirement Community, 5.00%, 7/1/47	2,485	2,555
Hanover County IDA, Bon Secours Health, 6.375%, 8/15/18 (3)	565	606
Henrico County, GO, 4.00%, 8/1/28	420	451
Henrico County, Public Improvement, 5.00%, 12/1/25 (Prerefunded 12/1/18) (1)	1,250	1,438
Henrico County Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/30	7,035	7,952
Henrico County Economic Dev. Auth., Collegiate School 4.00%, 4/15/37	4,065	4,169
Henrico County Economic Dev. Auth., Collegiate School 4.00%, 4/15/42	3,595	3,667
Henrico County Economic Dev. Auth., Collegiate School 5.25%, 4/15/32	4,350	4,912
Henrico County IDA, Bon Secours Health, 6.00%, 8/15/16 (3)	2,180	2,261
Henrico County IDA, Bon Secours Health, 6.25%, 8/15/20 (3)	1,750	1,973
Henrico County Water & Sewer, 4.75%, 5/1/27	4,535	5,014
Henrico County Water & Sewer, 5.00%, 5/1/36 (Prerefunded 5/1/16) (1)	5,000	5,279
Hopewell, Water & Sewer, 5.00%, 7/15/42	4,050	4,517
Hopewell IDA, Smurfit-Stone Container Corp., EC 5.25%, 6/1/15 (7)	2,000	—
Isle of Wight County, GO, 5.00%, 7/1/43	3,230	3,676
James City County, 5.00%, 12/15/27 (Prerefunded 12/15/15) (1)	4,705	4,887
James City County Economic Dev. Auth., Windsormeade United Methodist Homes, 2.00%, 10/1/48 (8)	753	30

James City County Economic Dev. Auth., Windsormeade United Methodist Homes, 6.00%, 6/1/43	2,328	2,287
Lexington IDA, Kendal at Lexington, 5.50%, 1/1/37	2,300	2,353
Lexington IDA, V.M.I. Dev. Board, 5.00%, 12/1/36	6,325	7,099
Lexington IDA, Washington & Lee Univ., Ed. Fac., 4.75%, 1/1/43	1,225	1,350
Lexington IDA, Washington & Lee Univ., Ed. Fac., 5.00%, 1/1/43	6,725	7,538
Loudoun County IDA, Howard Hughes Medical Institute VRDN, 0.01%, 2/15/38	2,300	2,300
Loudoun County IDA, Howard Hughes Medical Institute VRDN, 0.01%, 6/1/43	1,700	1,700
Lynchburg IDA, Centra Health, VRDN, 0.02%, 1/1/28 (3)	10,000	10,000
Manassas Park Economic Dev. Auth., 5.00%, 7/15/20	640	704
Manassas Park Economic Dev. Auth., 6.00%, 7/15/35	3,495	3,998
New Port CDA, Special Assignment, 5.60%, 9/1/36	992	573
Newport News, 5.00%, 3/1/21 (Prerefunded 3/1/17) (1)	2,000	2,175
Newport News Economic Dev. Auth., 5.25%, 1/15/21 (Prerefunded 1/15/16) (1)	1,335	1,393
Norfolk, Capital Improvement, 5.00%, 4/1/28 (Prerefunded 4/1/17) (1)	5,000	5,461
Norfolk, GO, 4.00%, 10/1/15	2,010	2,057
Norfolk Airport Auth., 5.00%, 7/1/20	1,385	1,586
Norfolk Airport Auth., 5.00%, 7/1/21	1,000	1,160
Norfolk Economic Dev. Auth., BBL ODU, 5.625%, 11/1/15 (2)	80	80
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (2)	1,435	1,325
Norfolk Economic Dev. Auth., Sentara Healthcare 5.00%, 11/1/43	5,475	6,177
Norfolk Redev. & Housing Auth., Harbors Edge Retirement Community, 5.375%, 1/1/35	3,120	3,257
Norfolk Redev. & Housing Auth., Harbors Edge Retirement Community, 5.375%, 1/1/46	250	258
Norfolk Water, 5.00%, 11/1/28	1,730	2,008
Norfolk Water, 5.00%, 11/1/29	1,145	1,325

Norfolk Water, 5.00%, 11/1/31	1,035	1,189
Norfolk Water, 5.00%, 11/1/42	12,735	14,235
Peninsula Ports Auth., Virginia Baptist Homes, 5.25%, 12/1/21	1,200	1,204
Peninsula Ports Auth., Virginia Baptist Homes 5.375%, 12/1/26	1,350	1,352
Peninsula Ports Auth., Virginia Baptist Homes, 5.40%, 12/1/33	1,000	983
Pittsylvania County, GO, 5.75%, 2/1/30	1,500	1,732
Portsmouth, GO, 5.25%, 7/15/21	1,300	1,512
Portsmouth, GO, 5.25%, 7/15/22	1,365	1,590
Portsmouth, GO, 5.25%, 7/15/24	525	609
Portsmouth, GO, 5.25%, 7/15/25	670	777
Portsmouth, Public Utility, GO, 4.00%, 7/15/17	1,000	1,079
Powhatan County, GO, 5.00%, 1/15/32	2,000	2,260
Prince William County IDA, Novant Health, 4.00%, 11/1/33	7,585	7,807
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32 (Prerefunded 7/1/15) (1)	2,515	2,557
Prince William County Service Auth., Water & Sewer 5.00%, 7/1/32	935	950
Richmond, GO, 4.00%, 3/1/34	4,750	5,042
Richmond, GO, 4.00%, 3/1/35	6,250	6,609
Richmond, Public Utilities, 5.00%, 1/15/28	1,000	1,134
Richmond, Public Utilities, 5.00%, 1/15/40	10,000	11,146
Richmond Metropolitan Auth., Expressway 5.25%, 7/15/22 (5)(9)	1,740	2,047
Richmond Metropolitan Auth., Expressway, Series A 5.25%, 7/15/22 (9)	5,235	5,940
Richmond Metropolitan Auth., Expressway, Series B 5.25%, 7/15/22 (9)	3,000	3,404
Riverside Regional Jail Auth., 5.00%, 7/1/30 (6)	4,770	5,652
Roanoke Economic Dev. Auth., Brandon Oaks 6.625%, 12/1/44	3,900	4,362
Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/27 (4)	4,250	4,798

Roanoke Economic Dev. Auth., Carilion Clinic, 5.00%, 7/1/33	4,895	5,483
Roanoke Economic Dev. Auth., Carilion Clinic 6.125%, 7/1/17 (3)(5)	5,560	5,947
Route 460 Funding Corp., Toll Road, 5.125%, 7/1/49	8,000	8,620
Russell County IDA, Appalachian Power, PCR, 4.625%, 11/1/21	8,750	9,736
Spotsylvania County Water & Sewer, 5.00%, 6/1/24 (4)	2,575	2,607
Spotsylvania County Water & Sewer, 5.00%, 6/1/25 (4)	1,385	1,511
Spotsylvania County Water & Sewer, 5.00%, 6/1/26 (4)	1,450	1,582
Stafford County Economic Dev. Auth., Mary Washington Healthcare, Medicorp Health, 5.25%, 6/15/24	1,000	1,031
Tobacco Settlement Fin. Corp., 5.625%, 6/1/37 (Prerefunded 6/1/15) (1)	1,000	1,014
Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/47	5,025	3,603
Univ. of Virginia, 5.00%, 6/1/40	9,655	10,764
Upper Occoquan Sewage Auth., 4.00%, 7/1/34	5,515	5,906
Upper Occoquan Sewage Auth., 4.00%, 7/1/40	11,805	12,545
Virginia, GO, 5.00%, 6/1/17	4,000	4,401
Virginia, GO, 5.00%, 6/1/27	2,000	2,243
Virginia, GO, 5.00%, 6/1/30	320	358
Virginia College Building Auth., 21st Century, 4.75%, 2/1/27	6,810	7,438
Virginia College Building Auth., 21st Century, 4.75%, 2/1/29	2,050	2,283
Virginia College Building Auth., 21st Century, 5.00%, 2/1/26	1,860	2,126
Virginia College Building Auth., 21st Century, 5.00%, 2/1/29	3,000	3,403
Virginia College Building Auth., 21st Century, Series B VRDN, 0.01%, 2/1/26	2,705	2,705
Virginia College Building Auth., 21st Century, Series C VRDN, 0.01%, 2/1/26	5,480	5,480
Virginia College Building Auth., Public Higher Ed. Fin. Program 4.50%, 9/1/25 (Prerefunded 9/1/17) (1)	12,350	13,535
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/15	2,800	2,870

Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16	950	1,017
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/16 (5)	50	53
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/18	7,460	8,489
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/24 (Prerefunded 9/1/15) (1)	3,290	3,371
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/26	5,455	6,131
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/26 (Prerefunded 9/1/18) (1)	45	51
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/28	5,955	6,647
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/28 (Prerefunded 9/1/18) (1)	45	51
Virginia College Building Auth., Public Higher Ed. Fin. Program 5.00%, 9/1/29	10,000	11,452
Virginia College Building Auth., Univ. of Richmond 4.00%, 3/1/42	8,000	8,426
Virginia College Building Auth., Washington & Lee Univ. Ed. Fac., 5.25%, 1/1/26 (3)	610	749
Virginia College Building Auth., Washington & Lee Univ. Ed. Fac., 5.25%, 1/1/31 (3)	5,900	7,435
Virginia College Building Auth., Washington & Lee Univ. Ed. Fac., 5.75%, 1/1/34	10,520	14,240
Virginia Commonwealth Transportation Board, 4.00%, 5/15/30	12,310	13,264
Virginia Commonwealth Transportation Board, 4.75%, 5/15/35	14,500	16,050
Virginia Commonwealth Transportation Board, 5.00%, 5/15/25	3,740	3,939
Virginia Commonwealth Transportation Board, 5.00%, 5/15/33	17,500	20,176
Virginia Commonwealth Transportation Board, Federal Highway GAN, 5.00%, 9/15/16	1,250	1,339
Virginia Commonwealth Transportation Board, U.S. Route 58 5.00%, 5/15/25	1,160	1,223
Virginia HDA, Multi-Family, 5.00%, 12/1/39	5,000	5,266

Virginia HDA, Multi-Family, 5.00%, 10/1/44	6,540	6,883
Virginia HDA, Multi-Family, 5.00%, 4/1/45	2,260	2,380
Virginia HDA, Multi-Family, 5.00%, 6/1/45	3,050	3,212
Virginia HDA, Multi-Family, 5.35%, 10/1/43	7,710	8,458
Virginia HDA, Multi-Family, 5.625%, 6/1/39	1,250	1,345
Virginia HDA, Multi-Family, 5.75%, 6/1/43	4,000	4,325
Virginia HDA, Single Family, 4.55%, 4/1/23 (2)	200	201
Virginia HDA, Single Family, 4.75%, 4/1/21 (2)	2,925	3,070
Virginia HDA, Single Family, 4.75%, 10/1/21 (2)	2,850	2,986
Virginia HDA, Single Family, 4.80%, 7/1/29 (2)	480	485
Virginia HDA, Single Family, 4.85%, 1/1/25 (2)	85	85
Virginia HDA, Single Family, 4.85%, 1/1/36 (2)	8,885	8,987
Virginia HDA, Single Family, 5.05%, 7/1/26 (2)	2,600	2,699
Virginia HDA, Single Family, 5.10%, 10/1/35 (2)	270	279
Virginia Port Auth., 5.00%, 7/1/35	3,500	4,026
Virginia Port Auth., 5.00%, 7/1/36	3,500	4,026
Virginia Public Building Auth., 5.00%, 8/1/17	1,000	1,105
Virginia Public Building Auth., 5.00%, 8/1/29	1,580	1,809
Virginia Public Building Auth., 5.00%, 8/1/29 (Prerefunded 8/1/19) (1)	170	199
Virginia Public Building Auth., 5.00%, 8/1/31	10,845	12,698
Virginia Public Building Auth., 5.00%, 8/1/31 (Prerefunded 8/1/21) (1)	80	97
Virginia Public Building Auth., 5.25%, 8/1/28	1,475	1,659
Virginia Public School Auth., 1997 Resolution 4.50%, 8/1/37 (Prerefunded 8/1/18) (1)	1,475	1,655
Virginia Public School Auth., 1997 Resolution 5.00%, 8/1/28 (Prerefunded 8/1/18) (1)	5,500	6,263
Virginia Public School Auth., 1997 Resolution 5.25%, 8/1/33 (Prerefunded 8/1/18) (1)	1,000	1,147
Virginia Public School Auth., GO, 5.00%, 8/1/18	2,280	2,588

Virginia Public School Auth., Warren County, GO 4.00%, 7/15/34	2,145	2,244
Virginia Resources Auth., Clean Water, 4.75%, 10/1/26 (Prerefunded 10/1/17) (1)	11,255	12,439
Virginia Resources Auth., Clean Water, 5.00%, 10/1/29	1,500	1,734
Virginia Resources Auth., Clean Water, 5.00%, 10/1/31	2,400	2,768
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/30	660	770
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/31	3,390	3,958
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/36	4,665	5,374
Virginia Resources Auth., Infrastructure Pooled Fin. 5.00%, 11/1/40	4,775	5,428
Virginia Resources Auth., Infrastructure Pooled Fin. 5.125%, 11/1/38	490	552
Virginia Resources Auth., Infrastructure Pooled Fin. 5.25%, 11/1/25	1,605	1,832
Virginia Resources Auth., Infrastructure Pooled Fin. Series A, 5.00%, 11/1/42	1,680	1,932
Virginia Resources Auth., Infrastructure Pooled Fin. Series A1, 5.00%, 11/1/42	4,650	5,277
Virginia Resources Auth., Infrastructure Pooled Fin. Series B, 5.00%, 11/1/33	2,545	2,854
Virginia Resources Auth., Infrastructure Pooled Fin. Series B1, 5.00%, 11/1/33 (Prerefunded 11/1/18) (1)	255	292
Virginia Resources Auth., Infrastructure Pooled Fin. Series B1, 5.25%, 11/1/25 (Prerefunded 11/1/18) (1)	60	69
Virginia Resources Auth., Infrastructure Pooled Fin. Series B2, 5.00%, 11/1/33 (Prerefunded 11/1/18) (1)	2,200	2,525
Virginia Resources Auth., Infrastructure Pooled Fin. Series B2, 5.25%, 11/1/25 (Prerefunded 11/1/18) (1)	335	387
Virginia Resources Auth., Infrastructure Pooled Fin. Series C, 5.00%, 11/1/33	1,910	2,204

Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 7/1/34 (2)	1,250	1,342
Virginia Small Business Fin. Auth., 95 Express Lanes 5.00%, 1/1/40 (2)	8,825	9,419
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.50%, 1/1/42 (2)	500	548
Virginia Small Business Fin. Auth., Elizabeth River Crossings 6.00%, 1/1/37 (2)	6,500	7,553
Virginia Small Business Fin. Auth., Sentara Healthcare 4.50%, 11/1/25	2,100	2,263
Virginia Small Business Fin. Auth., Sentara Healthcare 5.00%, 11/1/40	6,155	6,949
Virginia Small Business Fin. Auth., Wellmont Health 5.25%, 9/1/37	1,155	1,213
Washington County IDA, Mountain States Health Alliance 7.25%, 7/1/19	1,710	1,925
Washington County IDA, Mountain States Health Alliance 7.75%, 7/1/38	2,000	2,357
Winchester IDA, Valley Health, 5.00%, 1/1/44	5,850	6,541
Winchester IDA, Valley Health, 5.125%, 1/1/31	9,470	9,947
Winchester IDA, Valley Health, 5.625%, 1/1/44	3,550	3,957
		890,837

DISTRICT OF COLUMBIA 8.7%

Metropolitan Washington Airports Auth., 5.00%, 10/1/22	5,550	6,421
Metropolitan Washington Airports Auth., 5.00%, 10/1/27 (2)	2,500	2,827
Metropolitan Washington Airports Auth., 5.00%, 10/1/28 (2)	2,000	2,250
Metropolitan Washington Airports Auth., 5.00%, 10/1/35	7,375	8,456
Metropolitan Washington Airports Auth., 5.00%, 10/1/39	4,900	5,618
Metropolitan Washington Airports Auth., 5.625%, 10/1/39	15,500	17,591
Metropolitan Washington Airports Auth., Dulles Toll Road 5.25%, 10/1/44	16,715	18,880

Metropolitan Washington Airports Auth., Dulles Toll Road Zero Coupon, 10/1/41 (10)	2,000	2,350
Metropolitan Washington Airports Auth., Series A 5.00%, 10/1/29	1,500	1,732
Metropolitan Washington Airports Auth., Series B 5.00%, 10/1/29	7,230	8,217
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/24	5,300	6,135
Washington Metropolitan Area Transit Auth., 5.25%, 7/1/26	5,670	6,543
		87,020
TEXAS 0.8%		
Harris County Cultural Ed. Fac., Houston Methodist Hosp. VRDN, 0.02%, 12/1/24	5,600	5,600
Harris County Health Fac. Dev. Corp., Houston Methodist Hosp. VRDN, 0.02%, 12/1/41	2,585	2,585
		8,185
PUERTO RICO 0.5%		
Puerto Rico, Commonwealth Improvement, 5.25%, 7/1/32 (Prerefunded 7/1/16) (1)	3,150	3,360
Puerto Rico Electric Power Auth., 5.00%, 7/1/29 (Prerefunded 7/1/15) (1)(10)	1,690	1,718
		5,078
VIRGIN ISLANDS 0.4%		
Virgin Islands PFA, 5.00%, 10/1/25	2,500	2,762
Virgin Islands PFA, Diageo, 6.625%, 10/1/29	1,100	1,254
		4,016
ALASKA 0.2%		
Alaska HFC, Single Family, VRDN, 0.05%, 6/1/32 (2)	2,030	2,030
		2,030

GUAM 0.1%

Guam Gov't. Waterworks Auth., 5.50%, 7/1/16 (Prerefunded 7/1/15) (1)	665	677
		677
Total Municipal Securities (Cost $931,145)		997,843

COMMON STOCKS 0.0%

Rock-Tenn, Class A	1	42
Total Common Stocks (Cost $20)		42
Total Investments in Securities		
99.8% of Net Assets (Cost $931,165)		**$ 997,885**

‡ Par/Shares are denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Interest subject to alternative minimum tax
(3) Insured by National Public Finance Guarantee Corp.
(4) Insured by Assured Guaranty Municipal Corp.
(5) Escrowed to maturity
(6) When-issued security
(7) Non-income producing
(8) Distressed security. Currently making payment in kind.
(9) Insured by Financial Guaranty Insurance Company
(10) Insured by Assured Guaranty U.S. Holdings
CDA Community Development Administration/Authority
EC Escrow CUSIP; represents a beneficial interest in a residual pool of bankruptcy assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
GAN Grant Anticipation Note
GO General Obligation
HDA Housing Development Authority
HFC Housing Finance Corp.
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
PFA Public Finance Authority/Agency
STEP Stepped coupon bond for which the coupon rate of interest adjusts on specified date(s).

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Virginia Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on April 30, 1991. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Virginia state income taxes by investing primarily in investment-grade Virginia municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 28, 2015:

There were no material transfers between Levels 1 and 2 during the year ended February 28, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $136,262,000 and $57,046,000, respectively, for the year ended February 28, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to the character of market discount at time of sale. For the year ended February 28, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2015 and February 28, 2014, totaled $32,539,000 and $33,754,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2015, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. During the year ended February 28, 2015, the fund utilized $627,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of February 28, 2015, expire as follows: $3,176,000 in fiscal 2017 and $1,598,000 in fiscal 2018; $6,016,000 have no expiration.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2015, expenses incurred pursuant to these service agreements were $95,000 for Price Associates and $192,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of Virginia Tax-Free Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virginia Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 2/28/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $32,378,000 which qualified as exempt-interest dividends.

For taxable non-corporate shareholders, $1,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $1,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*

[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[165]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1986	present); Director and Advisory Board Member, Deutsche Bank North
[165]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[165]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties
2013	(2009 to present); Chairman of the Board (2005 to present) and
[165]	Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[165]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[165]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[165]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[165]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1992	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[165]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[165]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[165]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Director and Vice President, T. Rowe Price Trust Company; Vice
(1959)	President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
2015	Price International; Vice President, State Tax-Free Income Trust
[54]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012); Analyst, Moody’s Investor Service
(to 2010)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc.,
T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe
Price Trust Company; Chief Legal Officer, Vice
President, and Secretary, T. Rowe Price Group,
Inc.; Vice President and Secretary, T. Rowe Price
and T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, North American Head of
Listed Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,042,000 and $1,862,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 17, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date April 17, 2015